TRANSFER TECHNOLOGY INTERNATIONAL CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Transfer Technology International Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Trina, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chris Trina

Chris Trina
Chief Executive Officer Chief Financial Officer
October 14, 2011

A signed original of this written statement required by Section 906 has been provided to Transfer Technology International Corp. and will be retained by Transfer Technology International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.